Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas Lapinski, Chief Executive Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report on Form 10-Q of Torchlight Energy Resources, Inc. for the quarter ended June 30, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Torchlight Energy Resources, Inc.

/s/ Thomas Lapinski
Thomas Lapinski,
Chief Executive Officer (Principal Executive Officer)

Date: August 16, 2013

I, Thomas Lapinski, Principal Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report on Form 10-Q of Torchlight Energy Resources, Inc. for the quarter ended June 30, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Torchlight Energy Resources, Inc.

/s/ Thomas Lapinski
Thomas Lapinski,
Chief Executive Officer (Principal Financial Officer)

Date: August 16, 2013

The foregoing certification is not deemed filed with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is not to be incorporated by reference into any filing of Torchlight Energy Resources, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.